Exhibit 99.1

COMPUCREDIT REPORTS FIRST QUARTER 2008 RESULTS

ATLANTA, GA, May 7, 2008 – CompuCredit (NASDAQ: CCRT) reported first quarter 2008 GAAP earnings of $2.5 million, or $0.05 per fully diluted common share, versus a first quarter 2007 GAAP net loss of $2.5 million, or $0.05 per fully diluted common share. First quarter 2008 GAAP earnings from continuing operations were $5.5 million, or $0.12 per fully diluted common share, as compared to $2.1 million, or $0.04 per fully diluted common share, for the first quarter of 2007.

On a managed basis, CompuCredit reported a first quarter 2008 net loss of $105.3 million, or $2.25 of managed loss per fully diluted common share, versus a first quarter 2007 managed loss of $9.5 million or $0.19 per fully diluted common share. The first quarter 2008 managed loss from continuing operations was $101.7 million, or $2.17 of managed loss per fully diluted common share, as compared to $4.7 million of managed net loss from continuing operations, or $0.10 managed loss per fully diluted common share, for the first quarter of 2007.

“Our first quarter results were significantly affected by our reduced marketing levels from mid-2007,” said David G. Hanna, CompuCredit’s Chairman and Chief Executive Officer. He added that “A significant number of credit card accounts added in mid-2007 reached or are reaching their peak vintage charge off levels in the first and second quarters of this year. As a result, delinquencies are lower at the end of the first quarter and are projected to fall dramatically from first quarter levels by the end of the second quarter of this year. Moreover, we are pleased with recent credit quality trends in our credit card business as our early stage delinquency rates also have improved year-over-year.”

Reflecting peak charge off vintages of accounts added in mid-2007, CompuCredit's net interest margin was 13.6 percent in the first quarter of 2008, as compared to 18.0 percent for the first quarter of 2007 and 17.8 percent in the previous quarter, and its adjusted charge-off rate was 18.5 percent in the first quarter of 2008, as compared to 12.2 percent for the first quarter of 2007 and 13.2 percent in the previous quarter. Also, as of March 31, 2008, the 60-plus day delinquency rate fell 190 basis points from 18.4 percent as of December 31, 2007 to 16.5 percent as of March 31, 2008.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing

(including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if we still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that substantially all of CompuCredit’s credit card receivables had been sold in securitization transactions as of March 31, 2008; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that we manage for CompuCredit’s equity-method investees; (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results; and (5) recognition that CompuCredit’s Fingerhut managed receivables were recorded at a $0 basis in CompuCredit’s GAAP financial statements prior to CompuCredit’s re-securitization of these receivables in September 2006.

* * * * *

Further details regarding CompuCredit’s first quarter 2008 financial performance will be discussed during management’s conference call on Wednesday, May 7, 2008 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.CompuCredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contacts

Investor Relations:	Jay Putnam, 770.828.2612, Jay.Putnam@CompuCredit.com

Media Relations:	Tom Donahue , 770.828.1577, Thomas.Donahue@compucredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	March 31, 2008	December 31, 2007	March 31, 2007
Common Share Statistics
Net Income From Continuing Operations Per Common Share:
Basic	$0.12	$0.58	$0.04
Diluted	$0.12	$0.58	$0.04
Loss On Discontinued Operations Per Common Share:
Basic	$(0.07)	$(0.25)	$(0.09)
Diluted	$(0.07)	$(0.25)	$(0.09)
Net Income (Loss) Per Common Share:
Basic	$0.05	$0.33	$(0.05)
Diluted	$0.05	$0.33	$(0.05)

Book Value Per Common Share Outstanding (Period End)	$16.60	$16.73	$17.30
Stock Price Per Common Share (Period End)	$8.87	$9.98	$31.22
Total Market Capitalization (Period End)	$425,157	$472,832	$1,532,434
Shares Outstanding (Period End)(1)	47,933	47,378	49,085
Weighted Average Shares Outstanding—Basic	46,742	47,614	50,262
Weighted Average Shares Outstanding—Diluted	46,839	47,860	50,262

Average Managed Receivables Statistics (2)
Average Managed Receivables	$3,986,532	$4,150,117	$2,877,215
Average Shareholders’ Equity	$794,116	$795,658	$866,459
GAAP Return On Average Managed Receivables	0.6%	2.7%	0.3%
GAAP Return On Average Equity (ROE)	2.8%	13.8%	1.0%
Net Interest Margin	13.6%	17.8%	18.0%
Other Income Ratio	4.8%	14.9%	15.3%
Net Charge-Off Rate	20.1%	15.6%	13.3%
Adjusted Charge-Off Rate	18.5%	13.2%	12.2%
Risk Adjusted Margin	-0.6%	18.9%	20.7%
Operating Ratio	13.1%	19.3%	16.6%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$3,813,040	$4,136,430	$2,874,882
Delinquency Rate (60+ days)	16.5%	18.4%	12.9%
Number of Accounts	4,983	5,306	3,925
Shareholders’ Equity	$795,652	$792,579	$848,977
Equity to Managed Receivables Ratio	20.9%	19.2%	29.5%

(1)	Shares outstanding balances exclude 3,651,069 shares that are outstanding at March, 31, 2008 and 5,677,950 shares that are outstanding at December 31, 2007 and March 31, 2007 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2)	Receivables-based statistics are based on continuing operations only.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	March 31, 2008	December 31, 2007
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $28,314 at March 31, 2008 and $29,128 at December 31, 2007)	$211,901	$137,526
Securitized earning assets	1,000,390	1,015,579
Non-securitized earning assets, net:
Loans and fees receivable, net (of $28,680 and $27,199 in deferred revenue and $54,500 and $51,489 in allowances for uncollectible loans and fees receivable at March 31, 2008 and December 31, 2007, respectively)	364,569	357,027
Investments in previously charged-off receivables	19,252	14,523
Investments in securities	21,340	27,714
Deferred costs, net	13,947	14,923
Property at cost, net of depreciation	79,602	84,466
Investments in equity-method investees	61,573	63,023
Intangibles, net	7,633	8,248
Goodwill	96,012	97,169
Prepaid expenses and other assets	55,105	45,247
Assets held for sale	9,772	8,735

Total assets	$1,941,096	$1,874,180

Liabilities
Accounts payable and accrued expenses	$121,719	$159,396
Notes payable and other borrowings	249,864	235,591
Convertible senior notes	550,000	550,000
Deferred revenue primarily from forward flow agreement	26,507	33,277
Current and deferred income tax liabilities	162,342	70,232
Liabilities related to assets held for sale	2,179	373

Total liabilities	1,112,611	1,048,869

Minority interests	32,833	32,732

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 60,350,228 shares issued and 51,584,010 shares outstanding at March 31, 2008 (including 3,651,069 loaned shares to be returned); and 61,938,533 shares issued and 53,055,505 shares outstanding at December 31, 2007 (including 5,677,950 loaned shares to be returned)	—	—
Additional paid-in capital	407,466	409,964
Treasury stock, at cost, 8,766,218 and 8,883,028 shares at March 31, 2008 and December 31, 2007, respectively	(223,014)	(225,457)
Accumulated other comprehensive income	1,421	1,637
Retained earnings	609,779	606,435

Total shareholders’ equity	795,652	792,579

Total liabilities and shareholders’ equity	$1,941,096	$1,874,180

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

	For The Three Months Ended
	March 31, 2008	December 31, 2007	March 31, 2007
	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Consumer loans, including past due fees	$22,916	$141,641	$80,386
Other	2,083	5,641	5,497

Total interest income	24,999	147,282	85,883
Interest expense	(11,474)	(26,194)	(15,784)

Net interest income before fees and related income on non- securitized earning assets and provision for loan losses	13,525	121,088	70,099
Fees and related income on non-securitized earning assets	55,289	250,101	164,240
Provision for loan losses	(20,406)	(330,921)	(131,624)

Net interest income, fees and related income on non-securitized earning assets	48,408	40,268	102,715

Other operating income:
Fees and related income on securitized earning assets	42,491	180,154	19,702
Servicing income	48,286	24,585	18,895
Ancillary and interchange revenues	15,421	18,319	11,761
Equity in income of equity-method investees	8,474	7,413	9,719

Total other operating income	114,672	230,471	60,077

Other operating expense:
Salaries and benefits	18,779	18,274	18,313
Card and loan servicing	76,438	87,688	66,070
Marketing and solicitation	15,859	16,983	35,789
Depreciation	9,954	14,066	9,594
Goodwill impairment	—	48,449	—
Other	29,131	37,940	29,096

Total other operating expense	150,161	223,400	158,862

Income from continuing operations before minority interest and income taxes	12,919	47,339	3,930
Minority interest	(2,019)	1,163	(712)

Income from continuing operations before income taxes	10,900	48,502	3,218
Income tax expense	(5,387)	(20,975)	(1,087)

Income from continuing operations	5,513	27,527	2,131
Discontinued operations:
Loss from discontinued operations before income tax benefit	(4,685)	(18,108)	(7,149)
Income tax benefit	1,640	6,338	2,502

Loss from discontinued operations	(3,045)	(11,770)	(4,647)

Net income (loss)	$2,468	$15,757	$(2,516)

Income from continuing operations per common share—basic	$0.12	$0.58	$0.04

Income from continuing operations per common share—diluted	$0.12	$0.58	$0.04

Loss from discontinued operations per common share—basic	$(0.07)	$(0.25)	$(0.09)

Loss from discontinued operations per common share—diluted	$(0.07)	$(0.25)	$(0.09)

Net income (loss) per common share—basic	$0.05	$0.33	$(0.05)

Net income (loss) per common share—diluted	$0.05	$0.33	$(0.05)

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended March 31, 2008	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related (loss) income on non-securitized earning assets	$(8,460)	$22,010	$16,885	$15,812	$2,161	$48,408

Total other operating income	$114,131	$345	$—	$196	$—	$114,672

Income (loss) from continuing operations before income taxes	$(2,182)	$16,059	$4,432	$(3,760)	$(3,649)	$10,900

Loss from discontinued operations before income taxes	$—	$—	$(4,185)	$—	$(500)	$(4,685)

Loans and fees receivable, gross	$6,302	$22,093	$33,472	$370,939	$14,943	$447,749

Loans and fees receivable, net	$5,837	$17,445	$28,088	$303,744	$9,455	$364,569

Total assets	$1,338,953	$53,503	$98,222	$390,547	$59,871	$1,941,096

Three Months Ended March 31, 2007	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$55,218	$17,730	$18,175	$11,592	$—	$102,715

Total other operating income	$59,216	$316	$—	$545	$—	$60,077

Income (loss) from continuing operations before income taxes	$(11,706)	$11,439	$4,078	$(593)	$—	$3,218

Loss from discontinued operations before income taxes	$—	$—	$(3,067)	$—	$(4,082)	$(7,149)

Loans and fees receivable, gross	$787,929	$13,452	$73,077	$280,793	$6,744	$1,161,995

Loans and fees receivable, net	$477,221	$10,964	$65,918	$259,928	$5,127	$819,158

Total assets	$1,613,526	$45,118	$204,456	$332,537	$38,554	$2,234,191

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended
	March 31, 2008	December 31, 2007	March 31, 2007
GAAP net income (loss) as reported	$2,468	$15,757	$(2,516)
Securitization adjustment, net of tax	(102,348)	193,314	(7,942)
Provision to charge off adjustment, net of tax	(5,393)	(237,174)	999

Managed net loss	$(105,273)	$(28,103)	$(9,459)

Managed net loss per common share	$(2.25)	$(0.59)	$(0.19)

	For The Three Months Ended March 31, 2008			For The Three Months Ended March 31, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$22,916	$112,708	$135,624	$80,386	$49,188	$129,574
Net interest expense	(9,391)	3,884	(5,507)	(10,287)	6,837	(3,450)
Provision / charge offs	(20,406)	(163,798)	(184,204)	(131,624)	44,115	(87,509)
Other operating income	169,961	(122,287)	47,674	224,317	(114,373)	109,944
Marketing expense	(15,859)	(31)	(15,890)	(35,789)	—	(35,789)
Ancillary product expense	(344)	—	(344)	(485)	2	(483)
Operating expenses	(133,958)	3,259	(130,699)	(122,588)	2,825	(119,763)
Minority interests	(2,019)	2,019	—	(712)	712	—

Pre-tax income (loss) from continuing operations	10,900	(164,246)	(153,346)	3,218	(10,694)	(7,476)
Income tax (expense) benefit	(5,387)	56,995	51,608	(1,087)	3,850	2,763

Income (loss) from continuing operations	5,513	(107,251)	(101,738)	2,131	(6,844)	(4,713)

Pre-tax discontinued operations loss	(4,685)	(753)	(5,438)	(7,149)	(153)	(7,302)
Income tax benefit of discontinued operations	1,640	263	1,903	2,502	54	2,556

Loss from discontinued operations	(3,045)	(490)	(3,535)	(4,647)	(99)	(4,746)

Net income (loss)	$2,468	$(107,741)	$(105,273)	$(2,516)	$(6,943)	$(9,459)

Weighted average shares outstanding	46,839		46,742	50,262		50,262

Income (loss) from continuing operations per common share	$0.12	$(2.29)	$(2.17)	$0.04	$(0.14)	$(0.10)

Loss from discontinued operations per common share	$(0.07)	$(0.01)	$(0.08)	$(0.09)	$—	$(0.09)

Net income (loss) per common share	$0.05	$(2.30)	$(2.25)	$(0.05)	$(0.14)	$(0.19)

Gross loans and fees receivable	$447,749	$3,365,291	$3,813,040	$1,161,995	$1,712,887	$2,874,882

	For The Three Months Ended December 31, 2007
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$141,641	$42,885	$184,526
Net interest expense	(20,553)	15,071	(5,482)
Provision / charge offs	(330,921)	193,701	(137,220)
Other operating income	480,572	(326,390)	154,182
Marketing expense	(16,982)	—	(16,982)
Ancillary product expense	(691)	—	(691)
Operating expenses	(205,727)	5,870	(199,857)
Minority interests	1,163	(1,163)	—

Pre-tax income (loss) from continuing operations	48,502	(70,026)	(21,524)
Income tax (expense) benefit	(20,975)	26,500	5,525

Income (loss) from continuing operations	27,527	(43,526)	(15,999)

Pre-tax discontinued operations loss	(18,108)	(513)	(18,621)
Income tax benefit of discontinued operations	6,338	179	6,517

Loss from discontinued operations	(11,770)	(334)	(12,104)

Net income (loss)	$15,757	$(43,860)	$(28,103)

Weighted average shares outstanding	47,860		47,614

Income (loss) from continuing operations per common share	$0.58	$(0.92)	$(0.34)

Loss from discontinued operations per common share	$(0.25)	$—	$(0.25)

Net income (loss) per common share	$0.33	$(0.92)	$(0.59)

Gross loans and fees receivable	$435,715	$3,700,715	$4,136,430